Exhibit 10.4

EXECUTION COPY

Dated 25 September 2009

SEAGATE SINGAPORE INTERNATIONAL HEADQUARTERS PTE. LTD.

as the Chargor

in favour of

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Collateral Agent

SECOND PRIORITY DEBENTURE

ALLEN & GLEDHILL LLP

ONE MARINA BOULEVARD #28-00

SINGAPORE 018989

i

ii

This Deed is made on 25 September 2009 made between:

(1)                                 SEAGATE SINGAPORE INTERNATIONAL HEADQUARTERS PTE. LTD., company registration number 199700025H (the “Chargor”) as the chargor; and

(2)                                 WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Collateral Agent”) as the collateral agent for and on behalf of the Secured Parties (as defined below) pursuant to the Indenture (as defined below).

WHEREAS:

(A)                               Pursuant to the Indenture, Seagate Technology International, as the issuer (the “Issuer”) has issued USD$430,000,000 in aggregate principal amount of its 10.00% senior secured second-priority notes due 2014, secured by way of security granted by the Chargor on the terms and conditions contained in the Indenture Documents (as defined below), subject only to the prior ranking security created by the First Priority Debenture (as defined below).

(B)                               As security for the Obligations (as defined below), the Chargor has agreed to assign and charge by way of security in favour of the Collateral Agent for the benefit of the Secured Parties, inter alia, all of its legal and beneficial interest in the Charged Assets, subject only to the prior ranking security created under the First Priority Debenture.

(C)                               Pursuant to the Indenture, the Chargor is required to execute this Deed in favour of the Collateral Agent for the benefit of the Secured Parties.

(D)                               The Chargor has (after giving due consideration to the terms and conditions of the Indenture Documents and satisfying itself that it will derive direct and indirect economic and corporate benefit from the arrangements contemplated in the Indenture Documents and that there are reasonable grounds for believing that the entry into by it of this Deed will benefit it) decided in good faith and for the purposes of its business to enter into this Deed and to create the security expressed to be created by this Deed as a continuing security for the payment and discharge of the Obligations.

(E)                                 The security interests granted hereunder in respect of the Charged Assets are subject to the terms, conditions and provisions of the Intercreditor Agreement (as defined below) in all respects.

It is agreed as follows:

1.                                      Definitions and Interpretation

1.1                               Definitions

In this Deed, unless a contrary indication appears, terms used in the Indenture have the same meaning and construction. In addition:

“Acts” means the Companies Act and the Property Act.

“Assigned Contracts” means:

(a)                                  each contract relating to the purchase or procurement of raw materials or components required for incorporation into Seagate goods, products or other merchandise, the value of which is in the excess of $10,000,000 per annum;

(b)                                 each contract relating to the purchase or procurement of goods, other than those referenced to in paragraph (a) above and paragraph (c) below, the value of which is in the excess of $5,000,000 per annum;

(c)                                  each contract relating to the leasing, purchase or procurement of plant, machinery or other capital equipment, the value of which is in the excess of $10,000,000 per annum;

(d)                                 each contract relating to the procurement of services, the value of which is in the excess of $5,000,000 per annum; and

(e)                                  any other contract which is designated as such by the Collateral Agent and the Chargor,

in each case, where the Chargor is a party.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation, lodgement or registration.

“Bank Accounts” of the Chargor means all current, deposit or other accounts with any bank or financial institution in which it now or in the future has an interest and (to the extent of its interest) all balances now or in the future standing to the credit of those accounts, including, on the date of this Deed, those accounts listed in Schedule 2 (Bank Accounts).

“Book Debts” of the Chargor means all book and other debts of any nature, and all other rights to receive money (excluding Bank Accounts), now or in the future due, owing or payable to it and the benefit of all related negotiable instruments, rights, Security, guarantees and indemnities of any kind.

“Charged Assets” means the assets from time to time subject, or expressed to be subject, to the Charges or any part of those assets.

“Charges” means all or any of the Security created or expressed to be created by or pursuant to this Deed.

“Companies Act” means the Companies Act, Chapter 50 of Singapore.

“Currency of Account” means the currency in which the relevant indebtedness is denominated or, if different, is payable.

“Default Notice” means a notice sent by the Trustee or the Holders to the Issuer pursuant to Section 6.02 of the Indenture, after an occurrence and during the continuance of an Event of Default (as defined in the Indenture).

“Delegate” means a delegate or sub-delegate appointed under Clause 16.2 (Delegation).

“Dividends” means, in relation to any Investment, all present and future:

(a)                                  dividends and distributions of any kind and any other sum received or receivable in respect of that Investment;

(b)                                 rights, shares, money or other assets accruing or offered by way of conversion, exchange, redemption, bonus, preference, option or otherwise in respect of that Investment;

(c)                                  allotments, offers and rights accruing or offered in respect of or in substitution for that Investment; and

(d)                                 other rights and assets attaching to, deriving from or exercisable by virtue of the ownership of, that Investment.

“First Priority Debenture” means the first ranking debenture dated on or about the date of this Deed made by the Chargor in favour of JPMorgan Chase Bank, N.A. as administrative agent for the Secured Parties (as defined therein) (as amended, supplemented or otherwise modified from time to time).

“First Priority Representative” has the meaning given to it in the Intercreditor Agreement.

“Fixtures” means fixtures, fittings (including trade fixtures and fittings) and fixed plant machinery and apparatus.

“Goodwill” means all present and future goodwill, including, without limitation, any goodwill associated with Intellectual Property owned by or belonging to the Chargor.

“Indenture” means the Indenture dated 1 May 2009 and made among (1) the Issuer, (2) Seagate Technology, (3) Wells Fargo Bank, National Association, as the trustee and (4) the other guarantors party thereto, including the Chargor (as amended, supplemented or otherwise modified from time to time).

“Indenture Documents” shall have the meaning given to it in the U.S. Security Agreement.

“Insurances” of the Chargor means all contracts and policies of insurance of any kind now or in the future taken out by or on behalf of it or (to the extent of its interest) in which it now or in the future has an interest relating to the Charged Assets or any part of the Charged Assets, whether pursuant to the provisions of any of the Indenture Documents or otherwise.

“Intellectual Property” of the Chargor means all trade marks, service marks, trade names, domain names, logos, patents, inventions, registered and unregistered design rights, copy rights, database rights, rights in confidential information and know-how, and any associated or similar rights anywhere in the world, which it now or in the future owns or (to the extent of its interest) in which it now or in the future has an interest (in each case whether registered or unregistered and including any related licences and sub-licences of the same granted to it, applications and rights to apply for the same).

“Intercreditor Agreement” means the agreement dated 1 May 2009 made among (1) JPMorgan Chase Bank, N.A., (2) the Collateral Agent, (3) Seagate Technology HDD Holdings, (4) the Issuer and (5) the other Loan Parties (as defined therein) (as amended, supplemented or otherwise modified from time to time).

“Investments” of the Chargor means:

(a)                                  securities and investments of any kind (including Scripless Securities, shares, stock, debentures, units, depository receipts, bonds, notes, commercial paper and certificates of deposit);

(b)                                 warrants, options or other rights to subscribe for, purchase or otherwise acquire securities and investments;

(c)                                  all rights relating to securities and investments (including Scripless Securities) which are deposited with, or registered in the name of, any depository, depository agent, custodian, nominee, clearing house or system, investment manager, chargee or other similar person or their nominee, in each case whether or not on a fungible basis (including rights against any such person); and

(d)                                 all other rights attaching or relating to securities or investments referred to in paragraphs (a) to (c) above and all cash or other securities or investments in the future deriving from Investments or such rights, in each case now or in the future owned by it or (to the extent of its interest) in which it now or in the future has an interest.

“Material Adverse Effect” shall mean a material adverse effect on (a) the business, assets, operations, properties or financial condition of Seagate Technology and its Subsidiaries, taken as a whole, (b) the ability of Seagate Technology and the Issuer to perform their obligations under the Indenture Documents or (c) any material rights of or benefits available to the Holders under the Indenture Documents.

“Notes Party” or “Notes Parties” has the meaning given to it in the U.S. Security Agreement.

“Obligations” has the meaning ascribed to “Secured Obligations” in the U.S. Security Agreement.

“Party” means a party to this Deed and includes its successors in title, permitted assigns and permitted transferees.

“Perfection Agent” shall mean (i) prior to the First Priority Obligations Payment Date (as defined in the Intercreditor Agreement), the First Priority Representative (including, with respect to any Charged Assets delivered or held by the Perfection Agent hereunder, for the benefit of the Secured Parties pursuant to Section 2.3(b) of the Intercreditor Agreement) and (ii) thereafter, the Collateral Agent.

“Property Act” means the Conveyancing and Law of Property Act, Chapter 61 of Singapore.

“Real Property” means freehold, leasehold and immovable property in Singapore (in each case including any estate or interest therein, all rights from time to time attached or relating thereto and all Fixtures from time to time therein or thereon).

“Receiver” means a receiver, receiver and manager, judicial manager or other manager appointed in respect of the Charged Assets.

“Secured Party” or “Secured Parties” has the meaning given to it in the U.S. Security Agreement.

“Security” means all or any of the security created or expressed to be created pursuant to this Deed.

“Security Documents” shall have the meaning given to it in the U.S. Security Agreement.

“Scripless Securities” means stocks, shares or other securities within the meaning of “book-entry securities” as defined in Section 130A of the Companies Act (including all instruments, orders and regulations made under or deriving validity therefrom) which have been listed on the SGX-ST and which have been designated by the SGX-ST as eligible for deposit with The Central Depository (Pte) Limited (including its successors) and for clearance and book-entry settlement of transactions on SGX-ST.

“SGX-ST” means the Singapore Exchange Securities Trading Limited and includes its successors.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“U.S. Security Agreement” means the second lien U.S. security agreement dated 1 May 2009 made among (1) Seagate Technology, (2) the Issuer, (3) the Collateral Agent and (4) each of the other subsidiaries of Seagate Technology listed in Schedule I thereto (as amended, supplemented or otherwise modified from time to time).

“Winding-up” means winding up, amalgamation, reconstruction, administration, dissolution, liquidation, merger or consolidation or any analogous procedure or step in any jurisdiction.

1.2                               Construction

The provisions in Section 1.02 (Rules of Construction) of the Indenture apply to this Deed with all necessary changes. In addition, unless a contrary indication appears, any reference in this Deed to:

1.2.1                     “assets” includes present and future properties, revenues and rights of every description;

1.2.2                     the “Chargor”, the “Collateral Agent”, the “Perfection Agent” or any “Party” shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

1.2.3                     this “Deed”  shall be construed as a reference to this Deed as amended, modified or supplemented from time to time and shall include any document which is supplemental hereto or which is entered into for the purposes of perfecting or protecting the security constituted by this Deed;

1.2.4                     the “Indenture” or “Indenture Document” or any other agreement or instrument is a reference to those documents or other agreement or instrument as amended, supplemented, restated or otherwise modified (subject to any restrictions on such amendments and restatements, supplements or modifications set forth in those documents);

1.2.5                     “indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

1.2.6                     a “person” includes any person, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) or two or more of the foregoing;

1.2.7                     a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation; and

1.2.8                     a provision of law is a reference to that provision as amended or re-enacted.

For the avoidance of doubt, this Deed is a “Security Agreement” under the terms of the Indenture.

1.3                               Ambiguity or Conflict

Where there is any ambiguity or conflict between the provisions of the Indenture and this Deed, then the provisions of the Indenture shall prevail.

1.4                               Third Party Rights

1.4.1                        Unless expressly provided to the contrary, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore to enforce or enjoy the benefit of any term of this Deed, provided that the terms of this Deed shall inure to the benefit of the Secured Parties.

1.4.2                        Notwithstanding any term of this Deed, the consent of any third party is not required for any variation (including any release or compromise of any liability under) or termination of this Deed.

2.                                      Fixed Charges and Assignment

2.1                               Fixed Charges

The Chargor, as legal and/or beneficial owner and as a continuing security for the due and punctual payment and discharge of all the Obligations, charges and agrees to charge in favour of the Collateral Agent for the benefit of the Secured Parties, by way of second fixed charge (which so far as it relates to land in Singapore vested in it at the date hereof shall be by way of legal mortgage) and in each case subject to the prior ranking security created under the First Priority Debenture:

2.1.1                     all Real Property now belonging to it and all Real Property acquired by it in the future;

2.1.2                        all of its present and future Book Debts;

2.1.3                        all of its present and future Bank Accounts;

2.1.4                        all of its present and future Investments and Dividends;

2.1.5                        all of its present and future uncalled capital and Goodwill;

2.1.6                        all of its present and future Intellectual Property;

2.1.7                        all of its present and future plant and machinery and other Fixtures (except that mortgaged or charged by Clause 2.1.1);

2.1.8                        all chattels now or at any time hereafter hired, leased or rented by the Chargor to any other person, together in each case with the benefit of the related hiring, leasing or rental contract and any guarantee, indemnity or other security for the performance of the obligations of any person under or in respect of such contract; and

2.1.9                     all its present and future benefit of or under all present and future permissions, consents and authorisations (statutory or otherwise) held in connection with its business or the use of any Charged Asset, provided that no Security shall be granted under this Clause 2.1, if:

2.1.10              granting such Security would:

(a)                                  violate the law of the jurisdiction in which the Charged Assets are located or the law of the jurisdiction where the person owning such asset or property is organised;

(b)                                 violate the terms of any material contract binding on the Issuer, Seagate Technology or any other Guarantor, including the Chargor (but only to the extent that the restrictions in all such contracts, taken as a whole, do not materially limit the Collateral that would otherwise be pledged pursuant to the Collateral Requirement to secure the Obligations); or

(c)                                  result in a material adverse tax consequence to the Chargor granting such security interest (as reasonably determined by the Board of Directors of Seagate Technology); or

2.1.11              the cost to the Issuer, Seagate Technology or any other Guarantor, including the Chargor, of granting and perfecting such security interest would be excessive in view of the related benefits to be received by the Secured Parties therefrom (as determined reasonably by the Board of Directors of Seagate Technology), provided, however, that, notwithstanding clause 2.1.10 above and this clause 2.1.11, the Chargor shall grant a security interest in such Charged Assets and execute such documentation and take such actions required to perfect any such security interest, as the case may be:

(a)                                  to the extent that the Chargor grants such security interest or executes such documentation or takes any such other action for perfection thereof for the benefit of the First Priority Representative under the Senior Credit Facility, and

(b)                                 in accordance with the provisions of Section 11.01(g) of the Indenture.

2.2                               Assignment

The Chargor, as legal and/or beneficial owner and as a continuing security for the due and punctual payment and discharge of all the Obligations, charges and agrees to charge and assigns and agrees to assign absolutely to the Collateral Agent for the benefit of the Secured Parties, in each case subject to the prior ranking security created under the First Priority Debenture, all its present and future right, title and interest in and to:

2.2.1                        each Assigned Contract including all moneys payable to the Chargor and any claims, awards and judgements in favour of, receivable by or received by the Chargor under or in connection with or pursuant to any Assigned Contract;

2.2.2                     all Insurances and all proceeds in respect of Insurances and all benefits of Insurances (including all claims relating to, and all returns of premium in respect of, Insurances); and

2.2.3                     all Investments which are Scripless Securities,

provided that no Security shall be granted under this Clause 2.2, if:

2.2.4                     granting such Security would:

(a)                                  violate the law of the jurisdiction in which the Charged Assets are located or the law of the jurisdiction where the person owning such asset or property is organised;

(b)                                 violate the terms of any material contract binding on the Issuer, Seagate Technology or any other Guarantor, including the Chargor (but only to the extent that the restrictions in all such contracts, taken as a whole, do not materially limit the Collateral  that would otherwise be pledged pursuant to the Collateral Requirement to secure the Obligations); or

(c)                                  result in a material adverse tax consequence to the Chargor granting such security interest (as reasonably determined by the Board of Directors of Seagate Technology); or

2.2.5                     the cost to the Issuer, Seagate Technology or any other Guarantor, including the Chargor, of granting and perfecting such security interest would be excessive in view of the related benefits to be received by the Secured Parties therefrom (as determined reasonably by the Board of Directors of Seagate Technology), provided, however, that, notwithstanding clause 2.2.4 above and this clause 2.2.5, the Chargor shall grant a security interest in such Charged Assets and execute such documentation and take such actions required to perfect any such security interest, as the case may be:

(a)                                  to the extent that the Chargor grants such security interest or executes such documentation or takes any such other action for perfection thereof for the benefit of the First Priority Representative under the Senior Credit Facility, and

(b)                                 in accordance with the provisions of Section 11.01(g) of the Indenture.

2.3                               Notices of Assignment

2.3.1                     The Chargor undertakes to the Collateral Agent that it shall, within 10 days of the date of this Deed, give the following notices of assignment and/or charge to the relevant parties and use its commercially reasonable endeavours to procure that the Collateral Agent receives whatever acknowledgments the Collateral Agent considers necessary to perfect the Charges. Unless the Collateral Agent requires otherwise, those notices and acknowledgements which, in the case of the respective Charged Assets set out below, must substantially be in the appropriate forms of the relevant Schedules set out next to it:

(a)                                  for Insurances, in Schedule 3 (Form of Notice of Assignment and Acknowledgement in relation to Insurances); and

(b)                                 for Bank Accounts, in Schedule 6 (Form of Notice of Charge and Acknowledgement in relation to Bank Accounts).

2.3.2                     Subject to the terms, conditions and provisions of the Intercreditor Agreement, if at any time:

(i)                                     the Collateral Agent is of the reasonable opinion that any substantial part of the security constituted by or pursuant to this Deed shall be in jeopardy and any charge or security created or to be created under or pursuant to this Deed requires to be perfected or improved; or

(ii)                                  an Event of Default under the Indenture has occurred and is continuing and the Issuer has received a Default Notice,

the Chargor shall give the following notices of assignment and/or charge to the relevant parties and use its commercially reasonable endeavours to procure that the Collateral Agent receives whatever acknowledgments the Collateral Agent considers necessary to perfect the Charges. Unless the Collateral Agent requires otherwise, those notices and acknowledgements which, in the case of the respective Charged Assets set out below, must substantially be in the appropriate forms of the relevant Schedules set out next to it:

(i)                                     for Book Debts, in excess of $10,000,000, in Schedule 4 (Form of Notice of Charge and Assignment and Acknowledgement in relation to Book Debts);

(ii)                                  for Investments (which are Scripless Securities), in Schedule 5 (Form of Notice of Charge and Assignment and Acknowledgement in relation to Investments (Scripless Securities)); and

(iii)                               for Assigned Contracts, in Schedule 7 (Form of Notice of Assignment of Assigned Contracts).

3.                                      Floating Charge

3.1                               Creation

The Chargor, as legal and/or beneficial owner and as continuing security for the due and punctual payment and discharge of all the Obligations, charges in favour of the Collateral Agent for the benefit of the Secured Parties, by way of second floating charge its undertaking and all its assets, both present and future (including assets expressed to be charged or assigned by Clause 2 (Fixed Charges and Assignment)), in each case subject to the prior ranking security created under the First Priority Debenture, provided that no Security shall be granted under this Clause 3, if:

3.1.1                     granting such Security would:

(a)                                  violate the law of the jurisdiction in which the Charged Assets are located or the law of the jurisdiction where the person owning such asset or property is organised;

(b)                                 violate the terms of any material contract binding on the Issuer, Seagate Technology or any other Guarantor, including the Chargor (but only to the extent that the restrictions in all such contracts, taken as a whole, do not materially limit the Collateral that would otherwise be pledged pursuant to the Collateral Requirement to secure the Obligations); or

(c)                                  result in a material adverse tax consequence to the Chargor granting such security interest (as reasonably determined by the Board of Directors of Seagate Technology); or

3.1.2                     the cost to the Issuer, Seagate Technology or any other Guarantor, including the Chargor, of granting and perfecting such security interest would be excessive in view of the related benefits to be received by the Secured Parties therefrom (as determined reasonably by the Board of Directors of Seagate Technology), provided, however, that, notwithstanding clauses 3.1.1 and 3.2.2 above, the Chargor shall grant a security interest in such Charged Assets and execute such documentation and take such actions required to perfect any such security interest, as the case may be:

(i)                                     to the extent that the Chargor grants such security interest or executes such documentation or takes any such other action for perfection thereof for the benefit of the First Priority Representative under the Senior Credit Facility, and

(ii)                                  in accordance with the provisions of Section 11.01(g) of the Indenture.

3.2                               Ranking

Subject to the prior ranking security created under the First Priority Debenture, the floating Charge created by the Chargor ranks:

3.2.1                     behind all the fixed Charges created by the Chargor; but

3.2.2                     in priority to any other Security over the Charged Assets of the Chargor except for Security ranking in priority in accordance with paragraph (f) of Schedule 1 (Rights of Receivers).

3.3                               Conversion by notice

Subject to the terms, conditions and provisions of the Intercreditor Agreement, the Collateral Agent may convert the floating Charge created pursuant to Clause 3.1 (Creation) over all or any of the Charged Assets into a fixed Charge by notice to the Chargor specifying the relevant Charged Assets (either generally or specifically):

3.3.1                     if it (acting reasonably) considers it necessary to do so in order to protect or preserve the Charges over those Charged Assets and/or the priority of those Charges;

3.3.2                     the Collateral Agent (acting reasonably) considers that any of the Charged Assets may be in jeopardy of being seized or sold pursuant to any form of legal process; and/or

3.3.3                     upon and at any time after the occurrence and during the continuance of an Event of Default.

3.4                               Automatic conversion

If:

3.4.1                     the Chargor takes any step to create any Security in breach of Clause 4.1 (Security) over any of the Charged Assets not subject to a fixed Charge;

3.4.2                     any person takes any step to effect any expropriation, attachment, sequestration, distress or execution against any of those Charged Assets;

3.4.3                     a resolution is passed or an order is made for the Winding-up of the Chargor; or

3.4.4                        any person (who is entitled to do so) gives notice of its intention to appoint a judicial manager to the Chargor or files such a notice with the court,

the floating Charge over the relevant Charged Assets shall automatically and immediately be converted into a fixed Charge without notice.

3.5                               De-crystallisation

Subject to no Winding-up having occurred in relation to the Chargor and no other Event of Default continuing, the Collateral Agent may, at its sole discretion (acting reasonably), at any time after the floating Charge created pursuant to Clause 3.1 (Creation) over any Charged Asset becomes fixed under Clause 3.4 (Automatic conversion), upon the written request of the Chargor and by written notice to the Chargor, reconvert the fixed Charge into a floating Charge in relation to the Charged Assets specified in that notice.

4.                                      Restrictions and Further Assurance

4.1                               Security

Other than as permitted or contemplated by the Indenture Documents and save in respect of the First Priority Debenture, the Chargor shall not create or permit to subsist any Security over any Charged Asset, nor do anything else prohibited by Sections 4.08 (Limitation on Liens) and 4.20 (Actions Taken Under the Senior Credit Facility) of the Indenture, except as permitted by those provisions.

4.2                               Disposal

The Chargor shall not (and shall not agree to) enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to sell, lease, license, sub-license, transfer or otherwise dispose of any Charged Asset, nor do anything else prohibited by Section 4.13 (Limitation on Asset Sales) and Article 5 (Consolidation, Merger or Sale of Assets) of the Indenture, except as permitted by those provisions.

4.3                               Further assurance

The Chargor shall promptly do whatever is necessary to create, maintain and perfect the Security created under this Deed and whatever else the Collateral Agent reasonably requires:

4.3.1                        to perfect or protect the Charges or the priority of the Charges;

4.3.2                     to facilitate the realisation of the Charged Assets or the exercise of any rights vested in the Collateral Agent or any Receiver;

4.3.3                     for the purpose of more effectively providing security to the Collateral Agent over any of the Charged Assets (including, without limitation, any Charged Assets subject to a fixed charge as a result of the conversion by notice, under Clause 3.3 (Conversion by notice) or, as the case may be, the automatic conversion under Clause 3.4 (Automatic conversion) of the floating charge created pursuant to Clause 3.1 (Creation) over the relevant Charged Assets); or

4.3.4                     to confer on the Collateral Agent security over any property and assets of the Chargor located in any Collateral Jurisdiction outside Singapore equivalent or similar to the Security intended to be conferred by or pursuant to this Deed, including depositing, with the Collateral Agent, all title deeds, agreements, leases and documents relating to any of the Charged Assets, executing any transfer, conveyance, charge, mortgage, assignment or assurance of the Charged Assets (whether to the Collateral Agent or its nominees or otherwise), making any registration and giving any notice, order or direction.

5.                                      Real Property

5.1                               Documents

The Chargor shall deposit with the Perfection Agent, and the Perfection Agent shall, during the continuance of this Security, be entitled to hold, all title deeds, agreements, leases and documents of title relating to the Chargor’s present and future Real Property.

5.2                               Compliance with obligations

The Chargor shall comply in all material respects with any covenants, stipulations, conditions, licences, consents and any other statutory, regulatory or contractual obligations relating to its Real Property or its use, requiring payment of sums in respect of its Real Property, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

5.3                               Mortgage

As security for the payment and discharge of the Obligations, the Chargor shall, to the extent required by the Indenture, promptly execute and deliver to the Collateral Agent such mortgage or other legal charge of its Real Property from time to time as the Collateral Agent may require. The Chargor shall promptly apply or authorise the Collateral Agent to apply to any applicable authority or person for registration of any such mortgage or other legal charge.

5.4                               Compliance with Statute

The Chargor shall comply with all obligations imposed under any present or future ordinance, statute, regulation, order or instrument or under any by-laws, regulations or requirements of any competent authority or any planning control, building regulation control or other approvals, licences or consents relevant to its Real Property or its use or enjoyment, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

5.5                               Planning

Except as may be permitted by the Indenture Documents, the Chargor shall not, without the consent of the Collateral Agent (such consent not to be unreasonably withheld or delayed), apply for or implement any planning permission or change or permit to be changed the use of any of its Real Property or carry out any operation or begin or continue any use of its Real Property for which permission is required.

5.6                               Repair and Alterations

Except as may be permitted by the Indenture Documents, the Chargor shall ensure that neither it nor any other person (i) demolishes or (ii) materially alters or injures its Real Property or in any manner or by any means that lessens the value of its Real Property nor, unless it promptly replaces them with others of substantially equal or greater value, removes any Fixtures from the Real Property without the consent of the Collateral Agent.

5.7                               Use Property for Proper Purposes

Except as may be permitted by the Indenture Documents, the Chargor shall not make any alteration to, or change in the use of, the Real Property, that will materially diminish the utility thereof for the operation of its business.

5.8                               Implied Covenants for Title

The Chargor’s obligations under this Deed are in addition to any obligations or covenants contained in any other Indenture Document.

5.9                               Restrictions on dealing with Real Property

Other than as permitted or contemplated by the Indenture Documents and save in respect of the First Priority Debenture and without prejudice and in addition to Clauses 4.1 (Security), 4.2 (Disposal) and 4.3 (Further assurance):

5.9.1                     except for the Charges and except as may be permitted by Sections 4.08 and 4.20 of the Indenture, the Chargor shall not create or permit to subsist any Security over all or any part of any of its Real Property; and

5.9.2                     except as required by Clause 4.3 (Further assurance) and except as may be permitted by Section 4.13 and Article 5 of the Indenture, the Chargor shall not enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to sell, factor, transfer or otherwise dispose of all or any part of any of its Real Property.

6.                                      Book Debts

6.1                               Collection

The Chargor shall promptly get in, realise and collect all Book Debts in the ordinary and usual course of its business and shall after the receipt of a Default Notice by the Issuer, hold the proceeds of getting in, realisation and collection on trust for the Collateral Agent, subject to the terms, conditions and provisions of the Intercreditor Agreement.

6.2                               Payment into designated Bank Account(s)

The Chargor shall promptly pay all moneys received by it from any source (including all proceeds of collection of Book Debts) into a Bank Account (or, if one or more Bank Accounts have been designated for this purpose by the Collateral Agent, the relevant Bank Account(s)).

6.3                               Restrictions on dealing with Book Debts

Other than as permitted or contemplated by the Indenture Documents and save in respect of the First Priority Debenture, and without prejudice and in addition to Clauses 4.1 (Security), 4.2 (Disposal) and 4.3 (Further assurance):

6.3.1                     except for the Charges and except as may be permitted by Sections 4.08 and 4.20 of the Indenture, the Chargor shall not create or permit to subsist any Security over all or any part of any of its Book Debts; and

6.3.2                     except as required by Clause 4.3 (Further assurance) and except as may be permitted by Section 4.13 and Article 5 of the Indenture, the Chargor shall not enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to sell, factor, transfer or otherwise dispose of all or any part of any of its Book Debts.

6.4                               Documents

The Chargor shall promptly execute and/or deliver to the Collateral Agent such documents relating to such of its Book Debts as necessary to create, maintain and perfect the Security expressed to be created by this Deed as the Collateral Agent reasonably requires.

7.                                      Bank Accounts

7.1                               Withdrawals

7.1.1                     Prior to default

The Chargor shall be entitled to make withdrawals from any Bank Account without the consent of the Collateral Agent.

7.1.2                     After default

Subject to the terms, conditions and provisions of the Intercreditor Agreement, at any time after the receipt of a Default Notice by the Issuer, the Chargor shall not be entitled to receive, withdraw or otherwise transfer any credit balance from time to time on any Bank Account, except with the consent of the Collateral Agent.

7.2                               Restrictions on dealing with Bank Accounts

Other than as permitted or contemplated by the Indenture Documents and save in respect of the First Priority Debenture, and without prejudice and in addition to Clauses 4.1 (Security), 4.2 (Disposal) and 4.3 (Further assurance):

7.2.1                     except for the Charges and except as may be permitted by Sections 4.08 and 4.20 of the Indenture, the Chargor shall not create or have outstanding any Security over all or any part of any of its Bank Accounts; and

7.2.2                     except as required by Clause 4.3 (Further assurance), and except as may be permitted by Section 4.13 and Article 5 of the Indenture, the Chargor shall not enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to transfer, assign or otherwise dispose of all or any part of any of its Bank Accounts.

7.3                               Documents

The Chargor shall promptly execute and/or deliver to the Collateral Agent such documents relating to such of its Bank Accounts as necessary to create, maintain and perfect the Security expressed to be created by this Deed as the Collateral Agent reasonably requires, including any notice to the relevant bank or financial institution with which such Bank Account is maintained, of the Charges over such Bank Account.

8.                                      Investments

8.1                               Acquisition

The Chargor shall, as soon as reasonably practicable, notify the Collateral Agent of its acquisition of any Investment and after the receipt of a Default Notice by the Issuer, the declaration, payment, allotment, offer or issue of any Dividend.

8.2                               Documents

Subject to the terms, conditions and provisions of the Intercreditor Agreement, after the receipt of a Default Notice by the Issuer, the Chargor shall:

8.2.1                     deliver to the Perfection Agent, or as it directs, all certificates (if any) representing its Investments;

8.2.2                     deposit in any sub-account opened and maintained by the Chargor with any depository agent (as defined in Section 130A of the Companies Act), all Scripless Securities as the Perfection Agent may direct; and

8.2.3                     execute and/or deliver to:

(i)                                     the Perfection Agent such other documents relating to its Investments, including transfers of Investments executed in blank, necessary to create, maintain, perfect or enforce the Security expressed to be created by this Deed as the Perfection Agent reasonably requires; and/or

(ii)                                  any depository agent with whom the Chargor has deposited any Scripless Securities in any sub-account opened and maintained by the Chargor, notice of charge or assignment of the Scripless Securities and all of the Chargor’s present and future right, title and interest in and to the same in such form as the Perfection Agent may reasonably specify and/or reasonably require.

8.3                               Voting before the receipt of a Default Notice by the Issuer

Subject to Clause 8.4 (Voting after the receipt of a Default Notice by the Issuer), the Chargor shall be entitled to exercise or direct the exercise of the voting and other rights attached to any Investment as it sees fit provided that:

8.3.1                     it does so for a purpose not inconsistent with any Indenture Document; and

8.3.2                     the exercise of or failure to exercise those rights would not materially impair the Collateral or materially and adversely affect the rights and remedies of any Secured Party under any Indenture Document.

8.4                               Voting after the receipt of a Default Notice by the Issuer

Subject to the terms, conditions and provisions of the Intercreditor Agreement, at any time after the receipt of a Default Notice by the Issuer:

8.4.1                     the Perfection Agent or the Receiver shall be entitled to exercise or direct the exercise of the voting and other rights attached to any Investment in such manner as it or he reasonably sees fit provided that unless otherwise directed by Required Lenders (as defined in the Senior Credit Facility) or the Holders, as applicable, the Perfection Agent shall have the right to permit the Chargor to exercise such rights; and

8.4.2                     the Chargor shall comply or procure the compliance with any directions of the Perfection Agent or the Receiver in respect of the exercise of those rights and shall promptly execute and/or deliver to the Perfection Agent or the Receiver such forms of proxy as it or he requires with a view to enabling such person as it or he selects to exercise those rights.

8.5                               Dividends before the receipt of a Default Notice by the Issuer

Subject to Clause 8.6 (Dividends after the receipt of a Default Notice by the Issuer), the Chargor shall be entitled to retain all cash income paid or payable on any Investment and the Perfection Agent shall (or, as the case may be, ensure that its nominee shall) pay any cash income derived from the Investments of the Chargor to the Chargor. If any cash income is received by (or paid to) the Chargor (or as it may direct) pursuant to this Clause 8.5, that amount shall be automatically released from the Security created under this Deed on such amount being received by (or, as the case may be, being paid to) the Chargor.

8.6                               Dividends after the receipt of a Default Notice by the Issuer

8.6.1                     Subject to the terms, conditions and provisions of the Intercreditor Agreement, upon and at any time after the receipt of a Default Notice by the Issuer, the Perfection Agent (or, as the case may be, its nominee) shall be entitled to retain any Dividend received by it and apply the same in or towards the payment of the Obligations in accordance with Clause 17 (Order of Distributions).

8.6.2                     After all Events of Default have been cured or waived, the Perfection Agent shall promptly repay to the Chargor all cash income paid on any Investment that the Chargor would otherwise be permitted to retain pursuant to the terms of Clause 8.5 (Dividends before the receipt of a Default Notice by the Issuer) and that have not been applied in accordance with Clause 17 (Order of Distributions).

8.7                               Power of attorney

Upon the occurrence of an Event of Default which is continuing, if any Investment of the Chargor is not held in the Chargor’s name, the Chargor shall promptly deliver to the Perfection Agent an irrevocable power of attorney, expressed to be given by way of security and executed as a deed by the person in whose name that Investment is held. That power of attorney shall appoint the Perfection Agent, each Receiver and each Delegate, as the attorney of the holder and shall be in such form as the Perfection Agent requires. The Collateral Agent agrees that it (and any Receiver or Delegate) shall not exercise such power of attorney unless an Event of Default has occurred and is continuing.

8.8                               Restrictions on dealing with Investments

Other than as permitted or contemplated by the Indenture Documents and save in respect of the First Priority Debenture, and without prejudice and in addition to Clauses 4.1 (Security), 4.2 (Disposal) and 4.3 (Further assurance):

8.8.1                     except for the Charges and except as may be permitted by Sections 4.08 and 4.20 of the Indenture, the Chargor shall not create or have outstanding any Security over all or any part of any of its Investments; and

8.8.2                     except as required by Clause 4.3 (Further assurance) and except as may be permitted by Sections 4.13 and Article 5 of the Indenture, the Chargor shall not enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to transfer, assign or otherwise dispose of all or any part of any of its Investments except, in the case of Dividends, as permitted by Clause 8.5 (Dividends before the receipt of a Default Notice by the Issuer).

8.9                               Communications

After receipt of a Default Notice by the Issuer, the Chargor shall as soon as reasonably practicable execute and/or deliver to the Collateral Agent a copy of each circular, notice, report, set of accounts or other document received by it or its nominee in connection with any Investment, as the Collateral Agent reasonably requires.

9.                                      Intellectual Property

9.1                               Acquisition

The Chargor shall, not later than 30 days after the end of each fiscal quarter of Seagate Technology ended on or about 3 July and 1 January of each fiscal year, notify the Collateral Agent of its becoming the legal and/or beneficial owner of or of its acquisition or grant of, or agreement to acquire or grant (by licence or otherwise), any Intellectual Property, and any application by it or on its behalf to register any Intellectual Property.

9.2                               Documents and consents

Where the Chargor is the owner of any Intellectual Property, it shall promptly execute and/or deliver to the Collateral Agent:

9.2.1                     all documents necessary to register or record this Deed or any Charge over Intellectual Property with each relevant governmental authority or agency responsible for keeping registers under which any of such Intellectual Property is registered, and each receipt or confirmation of registration or recording of this Deed or any Charge over Intellectual Property issued by that government authority or agency; and

9.2.2                     such other documents relating to such Intellectual Property as necessary to create, maintain perfect and enforce the Security created under this Deed and such other actions as the Collateral Agent reasonably requires to better assure, preserve, protect and perfect any Charge.

9.3                               Maintenance

The Chargor shall make all commercially reasonable efforts to safeguard, maintain in full force and effect and preserve its ability to enforce its present and future ownership and rights in connection with all Intellectual Property material to the conduct of the Chargor’s business, including observing all related covenants and stipulations, maintaining in confidence all confidential information and know how, obtaining all necessary registrations and commencing and diligently prosecuting all appropriate infringement actions. It will also take all steps necessary to maintain all registered design, patent and trade mark registrations material to the conduct of the Chargor’s business, including payment of maintenance, annuity, renewal fees and other fees.

9.4                               Grant

Without prejudice to Clause 4.2 (Disposal), the Chargor shall not grant any exclusive registered user agreement or exclusive licence in relation to any of its present or future Intellectual Property (other than as permitted by the Indenture Documents).

9.5                               Restrictions on dealing with Intellectual Property

Other than as permitted or contemplated by the Indenture Documents and save in respect of the First Priority Debenture, and without prejudice and in addition to Clauses 4.1 (Security), 4.2 (Disposal) and 4.3 (Further assurance):

9.5.1                     except for the Charges and except as may be permitted by Sections 4.08 and 4.20 of the Indenture, the Chargor shall not create or have outstanding any Security over all or any part of any of its Intellectual Property; and

9.5.2                     except as required by Clause 4.3 (Further assurance) and except as may be permitted by Section 4.13 and Article 5 of the Indenture, the Chargor shall not enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to transfer, assign or otherwise dispose of all or any part of its Intellectual Property that is material to the conduct of its business.

10.                               Assigned Contracts

10.1                        Documents

The Chargor shall deliver to the Collateral Agent, and the Collateral Agent may hold during the continuance of this Security, copies of all Assigned Contracts as are in effect, and shall promptly deliver such notices and other documents relating to the Assigned Contracts as is necessary to create, maintain and perfect the Security expressed to be created under this Deed as the Collateral Agent reasonably requires.

10.2                        Chargor still liable

The Chargor shall remain liable to perform all its obligations under the Assigned Contracts. Neither the Collateral Agent nor any Delegate shall be under any obligations or liability to the Chargor or any other person under or in respect of any Assigned Contract.

10.3                        No variation etc.

The Chargor shall not, after the receipt of a Default Notice by the Issuer:

10.3.1              amend, vary or waive (or agree to amend, vary or waive) any provision of any Assigned Contract other than an amendment, waiver or consent which is not material, minor or technical or has been approved in writing by the Collateral Agent;

10.3.2              exercise any right to rescind, cancel or terminate any Assigned Contract;

10.3.3              release any counterparty from any material obligations under any Assigned Contract;

10.3.4              waive any breach by any counterparty or consent to any act or omission which would otherwise constitute such a breach; or

10.3.5              except as provided in any Indenture Document, novate, transfer or assign any of its rights under any Assigned Contract,

unless otherwise agreed by the Collateral Agent (such agreement not to unreasonably withheld or delayed).

10.4                        Breach

The Chargor shall, after the receipt of a Default Notice by the Issuer, notify the Collateral Agent of:

10.4.1              any breach of or default under an Assigned Contract by it or any other party; and

10.4.2              any right of it or any other party arising to terminate or rescind an Assigned Contract,

promptly on becoming aware of the same.

10.5                        Performance of obligations

The Chargor shall perform all its obligations under each Assigned Contract except to the extent any failure to perform, individually or in the aggregate, could not be reasonably be expected to result in a Material Adverse Effect.

10.6                        Exercise of rights

The Chargor shall take all steps necessary to protect, maintain, exercise and enforce all of its rights with respect to the Assigned Contracts to procure the due performance by each other party to the Assigned Contracts of such party’s respective obligations under each of the Assigned Contracts. After the receipt of a Default Notice by the Issuer, the Chargor shall exercise all its rights, powers and discretions under each Assigned Contract in accordance with the instructions of the Collateral Agent.

10.7                        Receipts of Chargor

After the receipt of a Default Notice by the Issuer, if any moneys payable under or in connection with or pursuant to any Assigned Contract are received by the Chargor, the Chargor shall immediately notify the Collateral Agent and the same shall be held by the Chargor on trust for the Collateral Agent and shall be immediately paid into the relevant Bank Account(s) designated by the Collateral Agent for the purpose or, as the case may be, transferred and paid over to the Collateral Agent to be dealt with in accordance with this Deed and the other Indenture Documents, including the Intercreditor Agreement.

10.8                        Information

The Chargor shall as soon as practicable provide to the Collateral Agent with any information the Collateral Agent reasonably requires in relation to the Assigned Contracts.

11.                               Insurance

11.1                        Insurances

The Chargor, at its own expense, shall maintain or cause to be maintained Insurances in accordance with the provisions of the Indenture.

11.2                        Collateral Agent may insure

In the event that the Chargor at any time fails to obtain or maintain any of the insurance policies required by Section 4.05(b) of the Indenture, the Collateral Agent may (at the Chargor’s expense), but shall not be obliged to, arrange such insurances of the assets of the Chargor or any of them as it (acting reasonably) thinks fit.

11.3                        Restrictions on dealing with Insurances

Other than as permitted or contemplated by the Indenture Documents and save in respect of the First Priority Debenture, and without prejudice and in addition to Clauses 4.1 (Security), 4.2 (Disposal) and 4.3 (Further assurance), except for the Charges or as permitted by Sections 4.08 and 4.20 of the Indenture, the Chargor shall not create or have outstanding any Security over all or any part of any of its Insurances.

12.                               General Undertakings

12.1                        No fixing

Subject to Section 4.13 and Article 5 of the Indenture, the Chargor shall not fix or permit the affixing of any Charged Asset to any of its Real Property which is not itself a Charged Asset.

12.2                        Authorisations

The Chargor shall promptly:

12.2.1              obtain, comply with and do all that is necessary to maintain in full force and effect; and

12.2.2              if reasonably requested by the Collateral Agent, supply certified copies to the Collateral Agent of,

any Authorisation required under any law or regulation of its jurisdiction of incorporation to enable it to perform its obligations under this Deed and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of this Deed.

12.3                        Compliance with laws

The Chargor shall comply in all respects with all laws to which it may be subject, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

12.4                        No other prejudicial conduct

The Chargor shall not do and shall take any commercially reasonable actions to prevent anything which could prejudice the validity, enforceability or priority of the Charges.

13.                               Representations and Warranties

The Chargor makes the representations and warranties set out in this Clause 13 to the Collateral Agent on the date of this Deed.

13.1                        Status

It is a limited liability company or corporation, duly incorporated and validly existing under the law of Singapore and has the power to own its assets and carry on its business as it is being, and is proposed to be, conducted.

13.2                        Binding obligations

The obligations expressed to be assumed by it in this Deed are legal, valid, binding and enforceable, subject to the requirements specified at the end of Clause 13.5 (Validity and admissibility in evidence).

13.3                        Non-conflict with other obligations

The entry into and performance by it of this Deed, and the transactions contemplated by, this Deed do not and will not conflict with:

13.3.1              any law or regulation applicable to it;

13.3.2              its constitutional documents; or

13.3.3              any agreement or instrument binding upon it or any of its assets, or constitute a default or termination event (however described) under any such agreement or instrument, the breach of which would reasonably be expected to have a Material Adverse Effect,

13.3.4              nor (except as provided in any Security Document) result in the existence of, or oblige it to create, any Security over any of its assets.

13.4                        Power and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Indenture Documents to which it is a party and the transactions contemplated by those Indenture Documents.

13.5                        Validity and admissibility in evidence

All Authorisations required:

13.5.1              to enable it lawfully to enter into, exercise its rights under and comply with its obligations in this Deed;

13.5.2              to make this Deed admissible in evidence in Singapore; and

13.5.3              to enable it to create the Security purported to be created by it pursuant to this Deed and to ensure that such Security has the priority and ranking it is expressed to have,

have been obtained or effected and are in full force and effect (or, in each case, will be obtained or effected when required) save for the making of the appropriate registrations of this Deed with the Accounting and Corporate Regulatory Authority of Singapore and the payment of stamp duty in the amount of up to S$500 payable in Singapore in respect of the stamping of this Deed.

13.6                        No existing security

Except for the Charges, and as provided in this Deed or the First Priority Debenture, and as otherwise permitted under the Indenture Documents, no security exists on or over the Charged Assets.

13.7                        Beneficial Ownership

Except as provided in this Deed including, without limitation, Clause 4.2 (Disposal) and save in respect of the First Priority Debenture, the Chargor has not assigned, transferred or otherwise disposed of the Charged Assets (or its right, title and interest to or in the Charged Assets), either in whole or in part, nor agreed to do so, and will not at any time do so or agree to do so (except as permitted by the Indenture Documents). Save as permitted by the Indenture Documents or this Deed, the Chargor is and will at all times be the sole, absolute, legal and beneficial owner of the Charged Assets material to its business, except for any minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilise such Charged Assets for their intended purposes subject to liens permitted under the Indenture.

13.8                        Immunity

Neither the Chargor nor any of its assets is entitled to immunity from suit, execution, attachment or other legal process and in any proceedings taken in Singapore in relation to this Deed, it will not be entitled to claim immunity for itself or any of its assets, arising from suit, execution or other legal process.

13.9                        No right of pre-emption etc.

It has not sold or granted (or agreed to sell or grant) any right of pre-emption over, or any lease or tenancy of or (except as permitted by the Indenture Documents or this Deed) otherwise disposed of, the benefit of its right, title and interest in and to any of the Charged Assets.

13.10                 Consents

It has obtained all consents necessary to grant the Security under this Deed, to enter into this Deed and to ensure that no other party to any agreement or arrangement entered into by the Chargor becomes entitled to terminate such agreement or arrangement as a consequence of the Chargor entering into this Deed.

13.11                 Investments

The shares it owns in any of its subsidiaries (if any) are fully paid and not subject to any option to purchase or similar rights and the constitutional documents of such subsidiaries in respect of which such shares are issued do not and could not restrict or inhibit (whether absolutely, partly, under a discretionary power or otherwise) the transfer of such shares pursuant to the enforcement of the Security created by or pursuant to this Deed.

13.12                 Insolvency

13.12.1       It is not unable and has not been deemed unable to pay its debts within the meaning of section 254 of the Companies Act.

13.12.2       No order has been made or resolution passed for its compulsory or voluntary winding up and (i) no petition has been presented for its compulsory or voluntary winding up or the making of a judicial management order in respect of it and (ii) no liquidator, receiver, receiver and manager, or judicial manager has been appointed in respect of it or any part of its undertaking or assets.

14.                               Enforcement

14.1                        Enforceability of Security

As between the Chargor and the Collateral Agent, the Charges shall be enforceable, and the power of sale and other powers conferred by Section 24 of the Property Act (as varied and extended by this Deed) and all the other powers conferred on the Collateral Agent by this Deed shall be exercisable at any time after the occurrence and during the continuance of an Event of Default and in accordance with the terms of the Intercreditor Agreement.

14.2                        Power of sale

The statutory power of sale, of appointing a Receiver and the other statutory powers conferred on mortgagees by Section 24 of the Property Act as varied and extended by this Deed shall arise on or after the occurrence and during the continuance of an Event of Default and may be exercised by the Collateral Agent in accordance with the terms of the Intercreditor Agreement free from the restrictions imposed by Section 25 of the Property Act.

14.3                        Consolidation

Section 21 of the Property Act shall not apply to this Deed.

14.4                        Section 25 of the Property Act

Section 25 of the Property Act shall not apply to this Deed.

14.5                        No Liability as mortgagee in possession

Nothing done by or on behalf of the Collateral Agent pursuant to this Deed shall render it liable to account as a mortgagee in possession for any sums (other than actual receipts) save for any loss arising from the gross negligence or wilful misconduct of the Collateral Agent.

15.                               Appointment and Rights of Receivers

15.1                        Appointment of Receivers

Subject to the terms, conditions and provisions of the Intercreditor Agreement, if:

15.1.1              requested by the Chargor; or

15.1.2              after the occurrence and during the continuance of an Event of Default (whether or not the Collateral Agent has taken possession of the Charged Assets):

without any notice or further notice, the Collateral Agent may, by deed, or otherwise in writing signed by any officer or manager of the Collateral Agent or any person authorised for this purpose by the Collateral Agent, appoint one or more persons to be a Receiver. Subject to the provisions of the Companies Act, the Collateral Agent may similarly remove (so far as it is lawfully able) any Receiver and appoint any person instead of any Receiver. If the Collateral Agent appoints more than one person as Receiver, the Collateral Agent may give those persons power to act either jointly or severally. Any Receiver referred to in this Clause 15 may enjoy the benefit or enforce the terms of this Clause 15 in accordance with the provisions of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore.

15.2                        Scope of appointment

Any Receiver may be appointed Receiver of all of the Charged Assets or Receiver of a part of the Charged Assets specified in the appointment. In the latter case, the rights conferred on a Receiver as set out in Schedule 1 (Rights of Receivers) shall have effect as though every reference in that Schedule to any Charged Assets were a reference to the part of those assets so specified or any part of those assets.

15.3                        Rights of Receivers

Any Receiver appointed pursuant to this Clause 15 shall have the rights, powers, privileges and immunities conferred by the Acts (as varied and/or extended by this Deed) on (a) mortgages, (b) mortgages in possession and (c) administrative or other receivers duly appointed under the Acts, and shall also have the rights set out in Schedule 1 (Rights of Receivers). The Receiver shall in the exercise of the Receiver’s powers, authorities and discretions conform to the discretions and regulations from time to time given or made by the Collateral Agent. Any Receiver referred to in this Clause 15 may enjoy the benefit or enforce the terms of this Clause 15 in accordance with the provisions of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore.

15.4                        Agent of Chargor

Any Receiver shall be the agent of the Chargor for all purposes. The Chargor alone shall be responsible for the Receiver’s contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by the Receiver, provided that the Chargor (and for the avoidance of doubt, the Collateral Agent) shall not be liable for any sums arising from the gross negligence or wilful misconduct of the Receiver.

15.5                        Remuneration

The Collateral Agent may (acting reasonably) determine the remuneration of any Receiver (without being limited to the maximum rate specified in Section 29(6) of the Property Act) and direct payment of that remuneration out of moneys he receives as Receiver. The Chargor alone shall be liable for the remuneration and all other costs, losses, liabilities and expenses of the Receiver, provided that the Chargor (and for the avoidance of doubt, the Collateral Agent) shall not be liable for any sums arising from the gross negligence or wilful misconduct of the Receiver.

16.                               Collateral Agent’s Rights

16.1                        Same rights as Receiver

Any rights conferred by any Indenture Document upon a Receiver may be exercised by the Collateral Agent after the Charges become enforceable (subject to the terms, conditions and provisions of the Intercreditor Agreement), whether or not the Collateral Agent shall have taken possession or appointed a Receiver of the Charged Assets.

16.2                        Delegation

The Collateral Agent may at any time and from time to time delegate by power of attorney or in any other manner to any person or persons or fluctuating body of persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Collateral Agent under this Deed in relation to the Charged Assets and any such delegation may be made upon such terms and conditions (including power to sub-delegate) and subject to such regulations as the Collateral Agent may think fit and the Collateral Agent shall not be in any way liable or responsible to the Chargor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate. Any third party referred to in this Clause 16.2 may enjoy the benefit or enforce the terms of this Clause 16.2 in accordance with the provisions of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore.

17.                               Order of Distributions

17.1                        Application of proceeds

Subject to the terms, conditions and provisions of the Intercreditor Agreement, all moneys received or recovered by the Collateral Agent or any Receiver or Delegate in exercise of their rights under this Deed shall, subject to the rights of any creditors having priority, be applied in the order provided in Clause 17.2 (Order of distributions).

17.2                        Order of distributions

The order referred to in Clause 17.1 (Application of proceeds) is:

17.2.1              first, to the payment of all costs and expenses incurred by the Collateral Agent (in its capacity as such hereunder or under any other Indenture Document) in connection with such collection or sale or otherwise in connection with this Deed or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents (including the Receiver and any Delegate) and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Indenture Document on behalf of the Chargor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Indenture Document; and

17.2.2              second, in the order set forth in Section 6.10 of the Indenture.

18.                               Liability of Collateral Agent, Receivers and Delegates

18.1                        Possession

If the Collateral Agent, any Receiver or any Delegate takes possession of the Charged Assets, it may at any time relinquish possession. Without prejudice to Clause 18.2 (Collateral Agent’s liability), the Collateral Agent shall not be liable as a mortgagee in possession by reason of viewing or repairing any of the present or future assets of the Chargor, except where such liability arises as a result of the Collateral Agent’s gross negligence or wilful misconduct.

18.2                        Collateral Agent’s liability

None of the Collateral Agent, any Receiver or any Delegate shall (either by reason of taking possession of the Charged Assets or for any other reason and whether as mortgagee in possession or otherwise) be liable to the Chargor, any Secured Party or any other person for any costs, losses, liabilities or expenses relating to the realisation of any Charged Assets or from any act, default, omission or misconduct of the Collateral Agent, any Receiver, any Delegate or their respective officers, employees or agents in relation to the Charged Assets or in connection with this Deed except to the extent caused by its own gross negligence or wilful misconduct. Any third party referred to in this Clause 18 may enjoy the benefit or enforce the terms of this Clause 18 in accordance with the provisions of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore.

19.                               Power of Attorney

19.1                        Appointment

The  Chargor by way of security irrevocably appoints the Collateral Agent, every Receiver and every Delegate severally as its attorney (with full power of substitution), on its behalf and in its name or otherwise, at such time and in such manner as the attorney thinks fit:

19.1.1              to do anything which the Chargor is obliged to do (but has not done) under any Indenture Document (including to execute charges over, transfers, conveyances, assignments and assurances of, and other instruments, notices, orders and directions relating to, the Charged Assets); and

19.1.2              at any time after the occurrence and during the continuance of an Event of Default, to exercise any of the rights conferred on the Collateral Agent, any Receiver or any Delegate in relation to the Charged Assets or under this Deed, either of the Acts or generally under Singapore law, subject to the terms, conditions and provisions of the Intercreditor Agreement.

19.2                        Ratification

The Chargor ratifies and confirms and agrees to ratify and confirm whatever any such attorney shall do or purport to do in the exercise of the power of attorney granted by it in Clause 19.1 (Appointment). Any third party referred to in this Clause 19 may enjoy the benefit or enforce the terms of this Clause 19 in accordance with the provisions of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore.

20.                               Protection of Third Parties

20.1                        No duty to enquire

No purchaser or other person dealing with the Collateral Agent, any other Secured Party, any Receiver or any Delegate shall be concerned to enquire:

20.1.1              whether the powers or rights conferred by or pursuant to any Indenture Document are exercisable;

20.1.2              whether any consents, regulations, restrictions or directions relating to such rights have been obtained or complied with;

20.1.3              otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such rights (including whether or not any delegation shall have lapsed for any reason or has been revoked); or

20.1.4              as to the application of any money borrowed or raised.

20.2                        Protection to purchasers

Upon any sale or disposal of the Charged Assets or any part thereof in accordance with the terms, conditions and provisions of the Intercreditor Agreement, which the Collateral Agent, any other Secured Party, any Receiver or any Delegate shall make under the provisions of this Deed, a statement in writing from the Collateral Agent, any Receiver or any Delegate that the Security created by this Deed has become enforceable and that the power of sale has become exercisable shall be conclusive evidence of the fact in favour of any purchaser or other person to whom any of the Charged Assets may be transferred and such purchaser or other person will take the same free of any rights of the Chargor. The Chargor undertakes to indemnify the Collateral Agent, any Receiver or any Delegate against any claim which may be made against the Collateral Agent, any Receiver or any Delegate by such purchaser or any other person by reason of any defect in its title to the Charged Assets, provided that such indemnity shall not be available to the extent that such claim resulted from the gross negligence or wilful misconduct of the Collateral Agent, any Receiver or any Delegate, as applicable. Any third party referred to in this Clause 20 may enjoy the benefit or enforce the terms of this Clause 20 in accordance with the provisions of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore.

21.                               Saving Provisions

21.1                        Continuing Security

Subject to Clause 22 (Discharge of Security), the Charges are continuing Security and will extend to the ultimate balance of the Obligations, regardless of any intermediate payment or discharge in whole or in part.

21.2                        Reinstatement

If any payment by the Chargor or any discharge given by a Secured Party (whether in respect of the obligations of the Chargor, any person or any Security for those obligations or otherwise) is avoided or reduced as a result of insolvency or any similar event:

21.2.1              the liability of the Chargor and the Charges shall continue as if the payment, discharge, avoidance or reduction had not occurred; and

21.2.2              that Secured Party shall be entitled to recover the value or amount of that security or payment from the Chargor, as if the payment, discharge, avoidance or reduction had not occurred.

21.3                        Waiver of defences

Neither the obligations of the Chargor under this Deed nor the Charges will be affected by an act, omission, matter or thing which, but for this Clause 21, would reduce, release or prejudice any of its obligations under this Deed or any of the Charges (without limitation and whether or not known to it or any Secured Party) including:

21.3.1              any time, waiver or consent granted to, or composition with, the Chargor, any other Notes Party or any other person;

21.3.2              the release of the Chargor, any other Notes Party or any other person under the terms of any composition or arrangement with any creditor of the Chargor, any other Notes Party or any other person;

21.3.3              the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce any rights against, or security over assets of, the Chargor, any other Notes Party or any other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

21.3.4              any death, mental or other incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status or constitution of the Chargor, any other Notes Party or any other person;

21.3.5              any amendment (however fundamental) or replacement of a Indenture Document or any other document or security;

21.3.6              any unenforceability, illegality or invalidity of any obligation of any person under any Indenture Document or any other document or security;

21.3.7              any insolvency, bankruptcy, liquidation, Winding-up or similar proceedings;

21.3.8              this Deed or any Indenture Document not being executed by or binding upon any person; or

21.3.9              any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of any Notes Party or other person under any Indenture Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order.

21.4                        Immediate recourse

The Chargor waives any right it may have of first requiring any Secured Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from the Chargor under this Deed. This waiver applies irrespective of any law to the contrary.

21.5                        Appropriations

Until all the Obligations have been irrevocably paid in full, each Secured Party (or any trustee or agent on its behalf) may:

21.5.1              refrain from applying or enforcing any other moneys, security or rights held or received by that Secured Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Chargor shall not be entitled to the benefit of the same; and

21.5.2              hold in a suspense account any moneys received from the Chargor or on account of the Chargor’s liability under this Deed.

21.6                        Deferral of Chargor’s rights

21.6.1              Until all the Obligations have been irrevocably paid in full and unless the Collateral Agent otherwise directs, the Chargor will not exercise any rights which it may have by reason of performance by it of its obligations under the Indenture Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Secured Parties under the Indenture Documents or of any guarantee or other security taken pursuant to, or in connection with, the Indenture Documents by any Secured Party.

21.6.2              The Chargor hereby agrees that any claim of indemnification or contribution that the Chargor may have with respect to a third party shall not decrease the Chargor’s obligations to the Secured Parties.

21.7                        Additional Security

The Charges are in addition to and are not in any way prejudiced by any other guarantees or security now or subsequently held by any Secured Party.

22.                               Discharge of Security

22.1                        Final redemption

Subject to Clause 22.2 (Retention of security), when all the Obligations have been paid or discharged in full in cash, this Deed and the Charges created hereby shall terminate. The Charges granted hereby shall be automatically released as provided for, and only to the extent required by, Section 11.04 (Release of liens) of the Indenture. In connection with any such termination or release, the Collateral Agent shall at the request and cost of the Chargor, execute and do all such deeds, acts and things as may be necessary to release, reassign or discharge (as appropriate) the Charged Assets from the Charges.

22.2                        Retention of Security

If the Collateral Agent considers that any amount paid or credited to any Secured Party under any Indenture Document is capable of being avoided or otherwise set aside on the Winding-up of the Chargor or any other Notes Party, that amount shall not be considered to have been paid for the purposes of determining whether all the Obligations have been irrevocably paid.

23.                               Expenses, Stamp Duty and Interest

23.1                        Transaction expenses

The Chargor shall within three Business Days of demand pay the Collateral Agent the amount of all costs, losses, liabilities and expenses (including legal fees) reasonably incurred by the Collateral Agent in connection with the negotiation, preparation, printing and execution of this Deed and any other documents referred to in this Deed.

23.2                        Amendment costs

If the Chargor requests an amendment, waiver or consent, the Chargor shall, within three Business Days of demand, reimburse the Collateral Agent for the amount of all costs, losses, liabilities and expenses (including legal fees) reasonably incurred by the Collateral Agent in responding to, evaluating, negotiating or complying with that request.

23.3                        Enforcement costs

The Chargor shall, within three Business Days of demand, pay to the Collateral Agent the amount of all costs, losses, liabilities and expenses (including legal fees) incurred by the Collateral Agent, any Receiver or any Delegate in relation to this Deed (including the administration, protection, realisation, enforcement or preservation of any rights under or in connection with this Deed, or any consideration by the Collateral Agent as to whether to realise or enforce the same, and/or any amendment, waiver, consent or release of this Deed and/or any other document referred to in this Deed). Any third party referred to in this Clause 23 may enjoy the benefit or enforce the terms of this Clause 23 in accordance with the provisions of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore.

23.4                        Stamp taxes

The Chargor shall pay and, within three Business Days of demand, indemnify the Collateral Agent against any cost, loss or liability the Collateral Agent reasonably incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Deed.

23.5                        Default interest

23.5.1              If the Chargor fails to pay any amount payable by it under this Deed on its due date, interest shall accrue at the rate publicly announced by the Collateral Agent as its prime rate in effect at its principal office on the date of such demand. Any interest accruing under this Clause 23.5 shall be immediately payable by the Chargor on demand by the Collateral Agent.

23.5.2              Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each interest period applicable to that overdue amount but will remain immediately due and payable.

23.6                        Goods and Services Tax

The Chargor shall pay to the Collateral Agent within three Business Days of demand, in addition to any amount payable by the Chargor under this Deed, any goods and services or other similar Tax in respect of that amount (and references in this Deed to that amount shall be deemed to include any such Taxes payable in addition to it).

24.                               Payments

24.1                        Demands

Any demand for payment made by any Secured Party shall be effective as a demand for the purposes of this Deed, from the date on which it is given.

24.2                        Payments

All payments by the Chargor under this Deed (including damages for its breach) shall be made in the Currency of Account and to such account, with such financial institution and in such other manner as the Collateral Agent may direct.

24.3                        Continuation of accounts

At any time after:

24.3.1              the receipt by a Secured Party of notice (either actual or otherwise) of any subsequent Security affecting the Charged Assets of the Chargor; or

24.3.2              the presentation of a petition or the passing of a resolution in relation to the Winding-up of the Chargor,

any Secured Party may open a new account in the name of the Chargor with that Secured Party (whether or not it permits any existing account to continue). If that Secured Party does not open such a new account, it shall nevertheless be treated as if it had done so when the relevant event occurred. No moneys paid into any account, whether new or continuing, after that event shall discharge or reduce the amount recoverable pursuant to any Indenture Document to which the Chargor is party.

25.                               Conduct of Business by the Secured Parties

No provision of this Deed will:

25.1.1              interfere with the right of any Secured Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

25.1.2              oblige any Secured Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

25.1.3              oblige any Secured Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

26.                               Miscellaneous Indemnities

26.1                        Currency indemnity

26.1.1              The Chargor’s obligations under the Indenture Documents to make payments in United States Dollars (the “Obligation Currency”) shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Collateral Agent of the full amount of the Obligation Currency expressed to be payable to the Collateral Agent under the

Indenture Documents. If, for the purpose of obtaining or enforcing judgment against the Chargor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange (as quoted by the Collateral Agent or, if the Collateral Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Collateral Agent) determined, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).

26.1.2              If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Chargor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency that could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

26.1.3              For purposes of determining the rate of exchange for this Clause 26.1, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

26.2                        Indemnities separate

The indemnity in this Deed shall:

26.2.1              not limit any indemnification provision in any other Indenture Document;

26.2.2              apply irrespective of any indulgence granted by any Secured Party;

26.2.3              continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any Obligation or any other judgment or order; and

26.2.4              apply whether or not any claim under it relates to any matter disclosed by the Chargor or otherwise known to any Secured Party.

26.3                        Other Indemnities and protections

Except in the case of gross negligence or wilful misconduct on the part of the Collateral Agent, any Receiver or any Delegate, the Collateral Agent shall be indemnified by the Chargor from and against all actions, losses, claims, proceedings, costs, demands and liabilities which may be suffered by the Collateral Agent by reason of any failure of the Chargor to perform any of its obligations under this Deed or in the execution of any of the rights, powers, remedies, authorities or discretions vested in the Collateral Agent, any Receiver or any Delegate, under or pursuant to this Deed.

27.                               Rights, Amendments, Waivers and Determinations

27.1                        Ambiguity

The powers and protections conferred by this Deed in relation to the Charged Assets or any part thereof on the Collateral Agent shall be in addition to and not in substitution for the powers and protections conferred on mortgagees or chargees under the Acts, which shall apply to the Charges except insofar as they are expressly or impliedly excluded. Where there is any ambiguity or conflict between the rights or powers conferred by law or contained in either of the Acts and those conferred by or pursuant to this Deed or where the powers or protections in this Deed are more extensive or less restrictive than those provided by either of the Acts, the terms of this Deed shall prevail.

27.2                        Exercise of rights

No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any Receiver or Delegate, any right or remedy under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Deed are cumulative and not exclusive of any rights or remedies provided by law.

27.3                        Amendments and waivers

Any term of this Deed may be amended or waived only with the consent of the Collateral Agent and the Chargor, subject to any consent required by Article 9 of the Indenture.

27.4                        Determinations

Any determination by or certification of the Collateral Agent or any Receiver or Delegate of a rate or amount under this Deed is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

28.                               Partial Invalidity

The illegality, invalidity or enforceability of any provision of this Deed under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

29.                               Separate and Independent Obligations

The Security created by the Chargor by or in connection with any Indenture Document is separate from and independent of any other Security created or intended to be created by any other provider of Security by or in connection with any Indenture Document.

30.                               Benefit of Assignment

30.1                        Benefit and burden

This Deed shall be binding upon and enure to the benefit of each Party and its successors and assigns.

30.2                        The Chargor

The Chargor may not assign or transfer all or any of its rights, benefits and obligations under this Deed, except as permitted by this Deed or the other Indenture Documents.

30.3                        The Collateral Agent

The Collateral Agent may assign all or part of its rights under this Deed or transfer all or part of its obligations under this Deed in accordance with the terms of the Indenture without the consent of the Chargor. Any such assignee or transferee shall be and be treated as a party for all purposes of this Deed and shall be entitled to the full benefit of this Deed to the same extent as if it were an original party in respect of the rights or obligations assigned or transferred to it.

31.                               Notices

31.1                        Communications

Any communication to be made under or in connection with this Deed may be made by fax or letter or, subject to Clause 31.3 (Delivery), be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Collateral Agent.

31.2                        Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Deed is that identified with its name below, or any substitute address, fax number or department or officer as the Party may notify to the other Party.

31.3                        Delivery

Either Party may change its address or fax number for notices and other communications hereunder by notice to the other Party. The Collateral Agent or the Chargor may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. All notices and other communications given to any party hereto in accordance with the provisions of this Deed shall be deemed to have been given on the date of receipt.

32.                               Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed. Delivery of an executed counterpart of a signature page of this Deed by telecopy or Adobe pdf transmission shall be effective as delivery of a manually executed counterpart of this Deed.

33.                               Governing Law

This Deed shall be governed by, and construed in accordance with the laws of Singapore.

34.                               Jurisdiction

34.1                        Jurisdiction of Singapore courts

The courts of Singapore have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed) (a “Dispute”).

34.2                        Venue

The Parties agree that the courts of Singapore are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

35.                               The Collateral Agent; Limitation on Duty of Collateral Agent in Respect of Charged Assets

35.1                        It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Charged Assets and interests therein and with respect to the disposition thereof, and otherwise under this Deed, are only those expressly set forth in this Deed and in the Indenture.  The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Articles 7 and 11 of the Indenture.  The Collateral Agent will be subject to such directions as may be given to it by the Noteholders or the Trustee from time to time (as required or permitted by the Indenture).  Except as directed by the Noteholders or the Trustee as required or permitted by the Indenture or as required or permitted by the Security Documents, the Collateral Agent will not be obligated (i) to act upon directions purported to be delivered to it by any other person, (ii) to foreclose upon or otherwise enforce any Charge, or (iii) to give any consents, make any determination, exercise its discretion or take any other action whatsoever with regard to any or all of the Charges, the Security Documents, or the Charged Assets.  No provision of this Deed will require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of its rights or powers, unless it receives from the Noteholders indemnity satisfactory to it against any loss, liability or expense.

35.2                        In acting as Collateral Agent, the Collateral Agent may rely upon and enforce for its own benefit each and all of the rights, powers, immunities, indemnities and benefits of the Trustee under Articles 7 and 11 of the Indenture, each of which shall also be deemed to be for the benefit of the Collateral Agent.

36.                               Intercreditor Agreement

The security interests created by this Deed on the Charged Assets are junior and subordinate to the security interests on such Charged Assets created by any similar instrument now or hereafter granted to any First Priority Representative, in such property, in accordance with the provisions of the Intercreditor Agreement. Notwithstanding anything to the contrary, the exercise of any right or remedy by the Collateral Agent hereunder is subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Deed, the terms of the Intercreditor Agreement shall govern.

Schedule 1

Rights of Receivers

Subject to the terms, conditions and provisions of the Intercreditor Agreement, any Receiver appointed pursuant to Clause 15 (Appointment and Rights of Receivers) shall have the right, either in its own name or in the name of the Chargor or otherwise and in such manner and upon such terms and conditions as the Receiver thinks fit, and either alone or jointly with any other person:

(a)                                  Take possession

to take possession of, get in and collect the Charged Assets, and to require payment to him or any Secured Party of any Book Debts or credit balance on any Bank Account;

(b)                                 Carry on business

to manage and carry on any business of the Chargor;

(c)                                  Contracts

to enter into any contract or arrangement relating to the Charged Assets and to perform, repudiate, rescind or vary any such contract or arrangement to which the Chargor is a party;

(d)                                 Deal with Charged Assets

without restriction imposed by Section 25 of the Property Act or the need to observe any of the restrictions or other provisions of Section 23 or 25 of the Property Act, to sell, transfer, assign, exchange, hire out, lend or otherwise dispose of or realise the Charged Assets (including any Fixture, which may be sold separately from the related Real Property) to any person (including a new company formed pursuant to paragraph (e) (Hive down)) either by public offer or auction, tender or private contract and for a consideration of any kind (which may be payable or delivered in one amount or by instalments spread over a period or deferred);

(e)                                  Hive down

to form a new company and to subscribe for or acquire (for cash or otherwise) any investment in or of the new company and to sell, transfer, assign, exchange and otherwise dispose of or realise any such investments or part thereof or any rights attaching thereto;

(f)                                    Borrow money

to borrow or raise money either unsecured or on the security of the Charged Assets (either in priority to the Charges or otherwise);

(g)                                 Covenants and guarantees

to enter into bonds, covenants, guarantees, indemnities and other commitments and to make all payments needed to effect, maintain or satisfy them;

(h)                                 Dealings with tenants

to grant leases, tenancies, licences and rights of user, grant renewals and accept surrenders of leases, tenancies, licences or rights of user, and otherwise to reach agreements and make arrangements with, and to make allowances to, any lessees, tenants or other persons (including a new company formed pursuant to paragraph (e) (Hive down)) from whom any rents and profits may be receivable (including those relating to the grant of any licences, the review of rent in accordance with the terms of, and the variation of, the provisions of any leases, tenancies, licences or rights of user affecting the Charged Assets);

(i)                                     Rights of ownership

to manage and use the Charged Assets and to exercise and do (or permit the Chargor or any nominee of it to exercise and do) all such rights and things as the Receiver would be capable of exercising or doing if he were the absolute beneficial owner of the Charged Assets;

(j)                                     Insurance, repairs, improvements etc.

to insure the Charged Assets, to carry out decorations, repairs, alterations, improvements and additions to the Charged Assets (including the development or redevelopment of any Real Property) and to purchase or otherwise acquire or do anything in connection with the Charged Assets;

(k)                                  Claims

to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Chargor or relating to the Charged Assets;

(l)                                     Legal actions

to bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Charged Assets or any business of the Chargor;

(m)                               Redemption of Security

to redeem any Security (whether or not having priority to the Charges) over the Charged Assets and to settle the accounts of any person with an interest in the Charged Assets;

(n)                                 Employees etc.

to appoint, hire and employ officers, employees, contractors, agents, advisors and others and to discharge any such persons and any such persons appointed, hired or employed by the Chargor;

(o)                                 Companies Act

to exercise all powers set out in the Companies Act as now in force (whether or not in force at the date of exercise) and any powers added thereto, after the date of this Deed; and

(p)                                 Other powers

to do anything else he may think fit for the realisation of the Charged Assets or incidental to the exercise of any of the rights conferred on the Receiver under or by virtue of any Indenture

Document to which the Chargor is party, the Property Act, the Companies Act or any other applicable law.

Schedule 2

Bank Accounts

Bank	Currency
Citibank N.A.	INR
Bank of America	USD

Schedule 3

Form of Notice of Assignment and Acknowledgement in relation to Insurances

To:                              [The Insurers] [Address]

cc:                                 Wells Fargo Bank, National Association

707 Wilshire Boulevard, 17th Floor

Los Angeles, CA 90017

United States of America

Attention: Corporate Trust Services

Fax No. +1 (213) 614-3355

[Date]

Notice of Assignment

[Description of Policy]

[Policy Number [       ]]

Seagate Singapore International Headquarters Pte. Ltd. (the “Chargor”) hereby gives you notice that, by an assignment contained in a Second Priority Debenture (the “Debenture”) dated 25 September 2009 entered into between the Chargor and Wells Fargo Bank, National Association (the “Collateral Agent”), the Chargor assigned, by way of security to the Collateral Agent (subject to a provision for re-assignment), all its present and future right, title and interest in and to the insurances, details of which are set out in the attached schedule (the “Insurances”) including all claims under the Insurances and the proceeds of those claims and any return of premiums.

1.                                       Insurances Other Than Third Party Insurance

After receipt of a notice from the Collateral Agent addressed to you indicating that an Event of Default has occurred and is continuing (a “Default Notice”), all moneys payable by you to the Chargor in respect of the Insurances other than third party Insurances shall be paid to, or to the order of, the Collateral Agent.

2.                                       Third Party Liability Insurance

Subject to any applicable legislation and despite the assignments referred to above, all sums in respect of any claim under any third party Insurance by an insured party shall be paid:

2.1                                 directly to the person whose claim(s) constitute(s) the risk or liability insured against, provided that such person has executed a discharge of all claims against each insured party in respect of the risk or liability in relation to which the claim was made; or

2.2                                 (despite any policy term to the contrary) to the extent that insurers accept liability to indemnify the insured party in respect of the claims or liabilities which the insured party has settled directly with the claimant, to the relevant insured party, unless the insured party is the Chargor, in which case those sums shall be paid in the same manner as described in paragraph 1 above.

3.                                       Who to deal with

3.1                                 Despite the assignment, you shall continue to treat the Chargor and the Collateral Agent as entitled to make and deal with claims under the Insurances unless and until you are notified by the Collateral Agent that the security created by the Debenture has become enforceable.

3.2                                 After receiving notice from the Collateral Agent that the security created by the Debenture has become enforceable, you shall treat the Collateral Agent as the only person entitled to make and deal with claims under the Insurances.

4.                                       Notices

You are entitled to rely without enquiry on any notice given to you by the Collateral Agent that the security created by the Debenture has become enforceable.

5.                                       Chargor remains liable for performance

The Chargor shall remain liable to perform the obligations assumed by it under the Insurances and the Collateral Agent is not liable to perform any of those obligations nor liable for the consequences of non-performance.

6.                                       Irrevocable Authority

The authorities and instructions in this notice cannot be revoked without the prior written consent of the Collateral Agent.

Please acknowledge receipt of this Notice of Assignment, and confirm that you will pay all moneys in respect of the Insurances as directed by or pursuant to this Notice of Assignment, by signing the acknowledgement on the attached copy of this Notice of Assignment and returning that copy to the Collateral Agent at:

Wells Fargo Bank, National Association

707 Wilshire Boulevard, 17th Floor

Los Angeles, CA 90017

United States of America

Attention: Corporate Trust Services

Fax No. +1 (213) 614-3355

For and on behalf of

Seagate Singapore International Headquarters Pte. Ltd.

[On duplicate]

To:                            Wells Fargo Bank, National Association (the “Collateral Agent”)

707 Wilshire Boulevard, 17th Floor

Los Angeles, CA 90017

United States of America

Attention: Corporate Trust Services

Fax No. +1 (213) 614-3355

[Date]

We hereby acknowledge receipt of the Notice of Assignment dated [         ] informing us of the assignment by Seagate Singapore International Headquarters Pte. Ltd. (the “Chargor”) to the Collateral Agent of the Chargor’s rights, title benefits and interest in and to the Insurance Policy referred to in that Notice of Assignment and confirm that we have not received any other notice of the assignment of such Insurance Policy.

We confirm that:

1.                                       upon receipt of a Default Notice, we will pay all proceeds under the Insurance Policy (that are due for payment to [   ]) to, or to the order of, the Collateral Agent;

2.                                       notwithstanding the assignment, we shall continue to treat both the Chargor and the Collateral Agent as entitled to make and deal with claims under the Insurance Policy unless and until we are notified by the Collateral Agent that the security created by the Debenture has become enforceable;

3.                                       after receiving notice from the Collateral Agent that the security created by the Debenture has become enforceable, we shall treat the Collateral Agent as the only person entitled to make and deal with claims under the Insurance Policy;

4.                                       we shall rely without enquiry on any notice given by the Collateral Agent that the security created by the Debenture has become enforceable;

5.                                       we regard the Chargor as solely liable to perform the obligations assumed by it under such Insurance Policy;

6.                                       the Collateral Agent is not liable to perform any of the obligations assumed by the Chargor under such Insurance Policy nor liable for the consequences of non-performance; and

7.                                       [the above acknowledgment and confirmations are given with the authority of all of the insurers.]

For and on behalf of

[Name of Insurer]

Schedule 4

Form of Notice of Charge and Assignment and Acknowledgement in relation to Book Debts

To:                            [The Debtors] [Address]

cc:                                 Wells Fargo Bank, National Association

707 Wilshire Boulevard, 17th Floor

Los Angeles, CA 90017

United States of America

Attention: Corporate Trust Services

Fax No. +1 (213) 614-3355

[Date]

Seagate Singapore International Headquarters Pte. Ltd. (the “Chargor”) hereby gives you notice that, by a charge and assignment contained in a Second Priority Debenture (the “Debenture”) dated 25 September 2009 entered into between the Chargor and Wells Fargo Bank, National Association (the “Collateral Agent”), the Chargor granted to the Collateral Agent a second fixed charge over, and assigned absolutely to the Collateral Agent, all its present and future right, title and interest in and to, inter alia, all its present and future right, title and interest in and to the Book Debts (as defined in the Debenture).

Accordingly, until you receive instructions from the Collateral Agent to the contrary, you shall pay all amounts falling due to the Chargor in the manner agreed with the Chargor.

Despite the assignment referred to above or the making of any payment by you to the Collateral Agent pursuant to it, the Chargor shall remain liable to perform all its obligations under each Book Debt and neither the Collateral Agent nor any receiver, delegate or sub-delegate appointed by it shall at any time be under any obligation or liability to you under or in respect of any Book Debt.

The Chargor shall also remain entitled to exercise all its rights, powers and discretions under each Book Debt, except that the Chargor shall not and you agree that the Chargor shall not amend, vary or waive (or agree to amend, vary or waive) any provision of any Book Debt or exercise any right to rescind, cancel or terminate any Book Debt without the prior written consent of the Collateral Agent, and you should continue to give notices under each Book Debt to the Chargor, in each case unless and until you receive written notice from the Collateral Agent to the contrary, in which event all such rights, powers and discretions shall be exercisable by, and notices shall be given to, the Collateral Agent or as it directs.

Please acknowledge receipt of this Notice of Charge and Assignment of Book Debts and confirm that:

1.                                       you will pay all sums due under each Book Debt as directed by or pursuant to this Notice of Charge and Assignment of Book Debts;

2.                                       you will not claim or exercise any set-off or counterclaim in respect of any Book Debt;

3.                                       you have not received any other notice of any assignment or charge of any Book Debt or of any other interest of any third party in any Book Debt; and

4.                                       you will comply with the other provisions of this Notice of Charge and Assignment of Book Debts,

by signing the acknowledgement on the attached copy of this Notice of Charge and Assignment of Book Debts and returning that copy to the Collateral Agent at:

Wells Fargo Bank, National Association

707 Wilshire Boulevard, 17th Floor

Los Angeles, CA 90017

United States of America

Attention: Corporate Trust Services

Fax No. +1 (213) 614-3355

For and on behalf of
Seagate Singapore International Headquarters Pte. Ltd.

[On duplicate]

We acknowledge receipt of the Notice of Charge and Assignment of Book Debts of which this is a copy and confirm that:

1.                                       we will pay all sums due under each Book Debt as directed by or pursuant to the Notice of Charge and Assignment of Book Debts;

2.                                       we will not claim or exercise any set-off or counterclaim in respect of any Book Debt;

3.                                       we have not received any other notice of any assignment or charge of any Book Debt or of any other interest of any third party in any Book Debt; and

4.                                       we will comply with the other provisions contained in the Notice of Charge and Assignment of Book Debts.

For and on behalf of [Debtor]

Date:

Schedule 5

Form of Notice of Charge and Assignment and Acknowledgement in relation to Investments (Scripless Securities)

To:                            [Depository Agent] [Address]

cc:                             Wells Fargo Bank, National Association

707 Wilshire Boulevard, 17th Floor

Los Angeles, CA 90017

United States of America

Attention: Corporate Trust Services

Fax No. +1 (213) 614-3355

[Date]

Seagate Singapore International Headquarters Pte. Ltd. (the “Chargor”) hereby gives you notice that by a charge and assignment contained in a Second Priority Debenture (the “Debenture”) dated 25 September 2009 entered into between the Chargor and Wells Fargo Bank, National Association. (the “Collateral Agent”), the Chargor granted to the Collateral Agent a second fixed charge over, and assigned absolutely to the Collateral Agent, all its present and future right, title and interest in and to, inter alia, all securities kept or maintained by the Chargor with you in sub-account number [      ] (the “Sub-Account”) maintained with you or held by you to the order of the Chargor, whether as nominees or otherwise.

1.                                       You are hereby directed to deal with all such securities in accordance with the instructions of the Chargor, provided that upon notice from the Collateral Agent addressed to you that an Event of Default has occurred and is continuing (a “Default Notice”), the Chargor hereby consents and instructs you to accept all instructions and directions from the Collateral Agent in relation to such securities and, in particular, as and when instructed by the Collateral Agent:

(a)                                  to sell all or any part of such securities in the Sub-Account and to hold the proceeds deriving therefrom to the order and for the benefit of the Collateral Agent, and to deliver or pay such proceeds to the Collateral Agent or as the Collateral Agent shall direct; and/or

(b)                                 to transfer to the Collateral Agent or as instructed by the Collateral Agent any of such securities in the Sub-Account, including moneys or proceeds relating to such securities in the Sub-Account.

2.                                       The Chargor hereby confirms that upon receipt of a Default Notice, you shall not release all or any of such securities in the Sub-Account and/or any moneys or proceeds deriving therefrom to us without the prior written consent of the Collateral Agent.

3.                                       This Notice of Charge and Assignment of Scripless Securities and the instructions herein contained are irrevocable and may not be revoked, modified or varied without the prior written consent of the Collateral Agent.

Please acknowledge receipt of this Notice of Charge and Assignment of Scripless Securities, and confirm that:

(a)                                  you have received no notice of any prior charge, assignment or other Security over the securities referred to in this Notice of Charge and Assignment of Scripless Securities; and

(b)                                 you will comply with the directions to you contained in this Notice of Charge and Assignment of Scripless Securities,

by signing the acknowledgement on the attached copy of this Notice of Charge and Assignment of Scripless Securities and returning that copy to the Collateral Agent at:

Wells Fargo Bank, National Association

707 Wilshire Boulevard, 17th Floor

Los Angeles, CA 90017

United States of America

Attention: Corporate Trust Services

Fax No. +1 (213) 614-3355

For and on behalf of
Seagate Singapore International Headquarters Pte. Ltd.

[On duplicate]

We acknowledge receipt of the Notice of Charge and Assignment of Scripless Securities of which this is a copy and:

(a)                                  confirm that we have received no notice of any prior charge, assignment or other Security over the securities referred to in the Notice of Charge and Assignment of Scripless Securities; and

(b)                                 confirm that we will comply with the directions to us contained in the Notice of Charge and Assignment of Scripless Securities.

For and on behalf of [Nominee]
Date:

Schedule 6

Form of Notice of Charge and Acknowledgement in relation to Bank Accounts

To:                          [Institution where Bank Account is held] [Address]

cc:                       Wells Fargo Bank, National Association

707 Wilshire Boulevard, 17th Floor

Los Angeles, CA 90017

United States of America

Attention: Corporate Trust Services

Fax No. +1 (213) 614-3355

[Date]

1.                                       Seagate Singapore International Headquarters Pte. Ltd. (the “Chargor”) hereby gives you notice that, by a charge contained in a Second Priority Debenture (the “Debenture”) dated 25 September 2009 entered into between the Chargor and Wells Fargo Bank, National Association (the “Collateral Agent”), the Chargor granted to the Collateral Agent a second fixed charge over all its present and future right, title and interest in and to the accounts with you listed below (the “Bank Accounts”) including all moneys which may at any time be standing to the credit of any Bank Account.

Under the terms of the Debenture, the Chargor shall be entitled to operate and make any withdrawal from any Bank Account at any time until and unless you receive instructions from the Collateral Agent that the security created under the Debenture has become enforceable.

[Name of Account	Account Number
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

2.                                       Accordingly, upon your receipt of instructions from the Collateral Agent that the security created the Debenture has become enforceable:

(a)                                  all rights, powers and discretions of the Chargor in relation to any Bank Account shall be exercisable solely by the Collateral Agent;

(b)                                 no moneys may be released from any Bank Account without the prior written consent of the Collateral Agent; and

(c)                                  you should apply any amount standing to the credit of any Bank Account as directed from time to time by the Collateral Agent.

3.                                       You agree:

(a)                                  to disclose to the Collateral Agent such information relating to any Bank Account as the Collateral Agent may from time to time request; and

(b)                                 not to claim or exercise any security interest in, set-off, counterclaim or other rights in respect of any Bank Account save for:

(i)                                     deduction of our usual fees and charges for operating any Bank Account; and

(ii)                                  reversal of erroneous credits or any amounts credited (in any currency) into any Bank Account pursuant to transfers, bank drafts, cheque payments (or other similar instruments) which are uncollectible or reversed by clearing banks.

4.                                       This authority and instruction is irrevocable without the prior written consent of the Collateral Agent.

Please acknowledge receipt of this Notice of Charge, and confirm that you will pay all moneys as directed by or pursuant to this Notice of Charge and will comply with the other provisions of this Notice of Charge, by signing the acknowledgement on the attached copy of this Notice of Charge and returning that copy to the Collateral Agent at:

Wells Fargo Bank, National Association

707 Wilshire Boulevard, 17th Floor

Los Angeles, CA 90017

United States of America

Attention: Corporate Trust Services

Fax No. +1 (213) 614-3355

For and on behalf of

Seagate Singapore International Headquarters Pte. Ltd.

[On duplicate]

We acknowledge receipt of the Notice of Charge of which this is a copy and agree to comply with its terms. We confirm that we have not received any other notice of charge or assignment or notice that any other person claims any rights in respect of any Bank Account.

For and on behalf of
[Institution where Bank Account is held]

Date:

Schedule 7

Form of Notice of Assignment of Assigned Contract

To:                      [Party to the Assigned Contract] [Address]

cc:                               Wells Fargo Bank, National Association

707 Wilshire Boulevard, 17th Floor

Los Angeles, CA 90017

United States of America

Attention: Corporate Trust Services

Fax No. +1 (213) 614-3355

[Date]

Notice of Assignment

Seagate Singapore International Headquarters Pte. Ltd. (the “Chargor”) hereby gives you notice that, by an assignment contained in a Second Priority Debenture (the “Debenture”) dated 25 September 2009 entered into between the Chargor and Wells Fargo Bank, National Association (the “Collateral Agent”), the Chargor assigned by way of security to the Collateral Agent (subject to a provision for reassignment), all its present and future right, title and interest in and to the contracts listed below (the “Assigned Contracts”), including all moneys payable to the Chargor, and any claims, awards and judgements receivable or received by or in favour of the Chargor, pursuant to and under or in connection with the Assigned Contracts.

Assigned Contracts

[describe the Assigned Contracts]

After receipt of a notice from the Collateral Agent addressed to you indicating that an Event of Default has occurred and is continuing (a “Default Notice”), all monies payable by you to the Chargor pursuant to and under or in connection with any Assigned Contract shall be paid to, or to the order of, the Collateral Agent.

This authority and instruction is irrevocable without the prior written consent of the Collateral Agent. Despite the assignment referred to above or the making of any payment by you to the Collateral Agent pursuant to it, the Chargor shall remain liable to perform all its obligations under each Assigned Contract and neither the Collateral Agent nor any receiver, delegate or sub-delegate appointed by it shall at any time be under any obligation or liability to you under or in respect of any Assigned Contract.

The Chargor shall also remain entitled to all rights, powers and discretions under each Assigned Contract, except that the Chargor shall not and you agree that the Chargor shall not amend, vary, waive (or agree to amend, vary or waive) any provision of any Assigned Contract or exercise any right to rescind, cancel or terminate any Assigned Contract without the prior written consent of the Collateral Agent, and you should continue to give notices under each Assigned Contract to the Chargor, in each case unless you receive written notice from the Collateral Agent to the contrary, in which event all such rights, powers and discretions shall be exercisable by, and notices shall be given to, the Collateral Agent or as it directs.

Please acknowledge receipt of this Notice of Assignment and confirm that:

(a)                                  you will pay all sums due under each Assigned Contract as directed by or pursuant to this Notice of Assignment;

(b)                                 you will not claim or exercise any set-off or counterclaim in respect of any Assigned Contract;

(c)                                  you have not received any other notice of any assignment or charge of any Assigned Contract or of any other interest of any third party in any Assigned Contract; and

(d)                                 you will comply with the other provisions of this Notice of Assignment,

by signing the acknowledgement on the attached copy of this Notice of Assignment and returning that copy to the Collateral Agent at:

Wells Fargo Bank, National Association

707 Wilshire Boulevard, 17th Floor

Los Angeles, CA 90017

United States of America

Attention: Corporate Trust Services

Fax No. +1 (213) 614-3355

For and on behalf of
Seagate Singapore International Headquarters Pte. Ltd.

[On duplicate]

We acknowledge receipt of the Notice of Assignment of which this is a copy and confirm each of the matters referred to in paragraphs 1 to 4 (inclusive) of the Notice of Assignment.

For and on behalf of [Party to Assigned Contract]

Date:

In witness whereof this Deed has been duly executed by the parties hereto.

The Chargor

THE COMMON SEAL of

SEAGATE SINGAPORE INTERNATIONAL

HEADQUARTERS PTE. LTD.
was hereunto affixed in the presence of:

/s/ Patrick J. O’Malley
Director
Name: Patrick J. O’Malley

/s/ Chang Mui Yin
Director
Name: Chang Mui Yin

Address:	Seagate Technology
920 Disc Drive
Scotts Valley, CA95066
United States of America

Fax No.	+1 (831) 438-6675

Attention:	General Counsel

The Collateral Agent

SIGNED, SEALED AND DELIVERED

by Maddy Hall

for and on behalf of

Wells Fargo Bank, National Association		/s/ Maddy Hall
in the presence of:		Signature

Name: Maddy Hall

Title: Vice President

/s/ Kheang Tan
Witness’s signature
Name of Witness: Kheang Tan
Title: Assistant Vice President

Address:	Wells Fargo Bank, National Association
707 Wilshire Boulevard, 17th Floor
Los Angeles, CA 90017
United States of America

Fax No:	+1 (213) 614-3355

Attention:	Corporate Trust Services

With a copy to: Thompson Hine LLP

Address:	335 Madison Avenue, 12th Floor,
New York, NY 10017
United States of America

Fax No:	+1 (212) 344-6101

Attention:	Irving C. Apar, Esq.